THE MANAGERS FUNDS
              MONEY MARKET FUND

     Supplement dated September 24, 1997
      to Prospectus dated April 1, 1997

The Prospectus is hereby supplemented as follows:

Effective May 12, 1997, the name of the
Portfolio has been changed to The Prime Money
Market Portfolio.

Effective June 13, 1997, payments for wire redemption orders received by the Fund prior to 4:00 p.m. will be sent out that day. In addition, purchases made with immediately available funds, which are received by the Fund prior to 4:00 p.m., will receive the daily income dividend declared on that day.

The expenses set forth below reflect a waiver by the Fund Administrator of its fee of 0.25%.
See "Management of the Fund and the
Portfolio."

Annual Operating Expenses* (after fee waiver):
                           Total
     Management Other     Operating
     Fee        Expenses  Expenses
     0.12%      0.38%     0.50%

*Other Expenses and Total Operating Expenses are expressed as a percentage of average net assets of the Fund for its fiscal year ended
November 30, 1996. These numbers do not reflect current Fund or Fund Family asset levels and therefore are not necessarily indicative of what a current shareholder would actually pay. In the absence of the fee waiver, Other Expenses and Total Operating
Expenses, based on the Fund's fiscal 1996 average net assets of $28 million and the Portfolio's average net assets of $3.5 billion, would have been 0.63% and 0.75%, respectively.

The fee waiver may be modified or terminated at any time at the sole discretion of the Fund
Administrator. For information regarding current operating expenses of the Fund, call
(800) 835-3879.

Accordingly, the figures under the heading
Examples, are hereby updated as follows:
                                       1 year
3 years          5 years          10 years
Money Market Fund..$5               $16
$28                 $63

September 24, 1997